Exhibit 99.1

15Ga-1 Representations and Warranties Table (FN1)

Asset Class: RMBS
Name of Issuing Entity	Check if registered	Name of Originator (FN2)	Total Assets in ABS by Originator at time of securitization			Assets that Were Subject of Demand (FN3)			Assets that Were Repurchased or Replaced (FN4)			Assets Pending Repurchase or Replacement (within cure period) (FN5)			Demand in Dispute (FN6)			Demand Withdrawn (FN7)			Demand Rejected (FN8)
			#	$	% of prin. balance	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)	(n)	(o)	(p)	(q)	(r)	(s)	(t)	(u)	(v)	(w)	(x)
Saxon Asset Securities Trust 2004-2 (0001299037)	X	Saxon	7,586	1,127,551,394	100.00%	1	147,480	0.01%	-	-	0.00%	-	0	0.00%	1	147,480	0.01%	-	-	0.00%	-	-	0.00%
		Total	7,586	1,127,551,394	100.00%	1	147,480	0.01%	-	-	0.00%	-	-	0.00%	1	147,480	0.01%	-	-	0.00%	-	-	0.00%
Saxon Asset Securities Trust 2007-1 (0001387989)	X	Saxon	3,134	622,167,807	100.00%	152	25,587,837	4.64%	-	-	0.00%	-	-	0.00%	152	25,587,837	4.64%	-	-	0.00%	-	-	0.00%
		Total	3,134	622,167,807	100.00%	152	25,587,837	4.64%	-	-	0.00%	-	-	0.00%	152	25,587,837	4.64%	-	-	0.00%	-	-	0.00%
Saxon Asset Securities Trust 2007-2 (0001396857)	X	SAXON	4,257	870,703,726	100.00%	1	130,278	0.01%	-	-	0.00%	-	-	0.00%	1	130,278	0.01%	-	-	0.00%	-	-	0.00%
		Total	4,257	870,703,726	100.00%	1	130,278	0.01%	-	-	0.00%	-	-	0.00%	1	130,278	0.01%	-	-	0.00%	-	-	0.00%
Saxon Asset Securities Trust 2007-4 (144A)		Saxon	1,676	482,144,861	99.96%	827	262,463,148	54.41%	-	-	0.00%	-	-	0.00%	827	262,463,148	54.41%	-	-	0.00%	-	-	0.00%
		Lime Financial Services, LTD	1	198,503	0.04%	-	-	0.00%	-	-	0.00%	-	-	0.00%	-	-	0.00%	-	-	0.00%	-	-	0.00%
		Total	1,677	482,343,364	100.00%	827	262,463,148	54.41%	-	-	0.00%	-	-	0.00%	827	262,463,148	54.41%	-	-	0.00%	-	-	0.00%
		Grand Total	16,654	3,102,766,291	100.00%	981	288,328,743	10.02%	-	-	0.00%	-	-	0.00%	981	288,328,743	10.02%	-	-	0.00%	-	-	0.00%

FN1:  This Form ABS-15G contains all applicable information in our records required to be reported on Form ABS-15G that we know and that is available to us without unreasonable effort or expense in connection with demands for repurchase or replacement of pool assets in Covered Transactions (as defined below) for breaches of representations or warranties.  In connection with the preparation of Form ABS 15Ga-1, we undertook the following steps to gather the information required by Rule 15Ga-1:  (i) identifying all asset-backed securities transactions in which we acted as a securitizer that were not the subject of a filing on Form ABS-15G by an affiliated securitizer ("Covered Transactions"), (ii) performing a diligent search of our records and the records of our affiliates that acted as securitizers in our transactions for all relevant information, (iii) reviewing appropriate documentation from all relevant transactions to determine the parties responsible for enforcing representations and warranties, and any other parties to the transaction who might have received repurchase requests (such parties, "Demand Entities"), and (iv) making written request of each Demand Entity to provide any information in its possession regarding requests or demands to repurchase any loans for a breach of a representation or warranty with respect to any relevant transaction that was not previously provided to us.  We followed up written requests made of Demand Entities as we deemed appropriate.  In addition, we requested information from trustees and other Demand Entities as to investor demands that occurred prior to July 22, 2010.  It is possible that this disclosure does not contain information about all investor demands upon those parties made prior to July 22, 2010.

FN2: We identified the "originator" on the same basis that we would identify the originator for purposes of Regulation AB (Subpart 229.1100 – Asset-Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125) for registered transactions.

FN3: Reflects aggregate numbers for all demand activity shown in this table.

FN4: Includes loans for which the repurchase price or replacement asset was received during the reporting period.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

FN5: Includes loans for which the securitizer is aware that the responsible party has agreed to repurchase or replace the loan but has not yet repurchased or replaced such loans.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

FN6: Includes demands received during and prior to the reporting period covered by this Form ABS-15Ga-1 unless the loan falls into one of the other categories reflected on this chart or the demand was received prior to this reporting period and was finally resolved prior to this reporting period.  If the securitizer is not the party responsible for repurchasing a loan subject to a demand, the loan is reflected in this column until the securitizer has been informed by the related trustee that the loan has been repurchased or replaced.

FN7: Includes loans for which the buyback demand was withdrawn by the party submitting the demand during the reporting period covered by this Form ABS-15Ga-1.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

FN8: Includes loans (i) for which a demand was received, a rebuttal was made and there was no response within 90 days of the rebuttal and (ii) for which the related obligor has repaid the loan in full, in each case during the reporting period covered by this Form ABS-15Ga-1.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

FN9: Principal balance was determined as of the earlier of (i) the principal balance reported in the June 2023 distribution date report and (ii) the principal balance on the distribution date immediately preceding the period for which the distribution date report reflected that the loan was removed from the pool.  Liquidated loans reflect amounts received as borrower payments, insurance proceeds and all other liquidation proceeds.  All of the balances and loan counts set forth in the exhibit are based on the securitizer's records and, in certain instances, may differ from balance and loan count information publicly available.  For Saxon Asset Securities Trust 2007-4 (144A), the principal balance of the loans as of the closing date is used because the current principal balance is not publicly available.

FN10: % of principal balance was calculated by using the principal balance as described in footnote 9 divided by the aggregate principal balance of the pool assets reported in the June 2023 distribution date report.  Because the aggregate principal balance of the remaining pool assets may be less than the principal balance of the repurchase demands calculated as described in footnote 9, the percentage shown in this column may exceed 100%.